SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2023
Subsequent events [Abstract]
SUBSEQUENT EVENTS
33. SUBSEQUENT EVENTS
The Group has evaluated subsequent events through February 22, 2024, which is the date the Consolidated Financial Statements were authorized for issuance, and identified the following matters:
Under the common share repurchase program, from January 1, 2024 to February 16, 2024 the Company purchased an additional 187,642 common shares for total consideration of €60.9 million. At February 16, 2024, the Company held in treasury an aggregate of 13,693,051 common shares.
On February 22, 2024, the Board of Directors of Ferrari N.V. recommended to the Company’s shareholders that the
Company declare a dividend of €2.443 per common share, totaling approximately €440 million. The proposal is subject to the approval of the Company’s shareholders at the Annual General Meeting to be held on April 17, 2024.